Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Director of Global Clean Energy Holdings, Inc. (the “Company”) hereby certifies that, to his knowledge:

(i) The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2008	By:	/s/ RICHARD PALMER
Richard Palmer
Chief Executive Officer and President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Treasurer/Principal Financial Officer of Global Clean Energy Holdings, Inc. (the “Company”) hereby certifies that, to his knowledge:

(i) The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2008	By:	/s/ DAVID R. WALKER
David R. Walker
Treasurer/Principal Financial Officer